SCHEDULE I

Funds of the Trust

First Trust CEF Income Opportunity ETF

First Trust Municipal CEF Income Opportunity ETF

First Trust TCW Opportunistic Fixed Income ETF

EquityCompass Risk Manager ETF

First Trust TCW Unconstrained Plus Bond ETF

First Trust Low Duration Strategic Focus ETF

FT Cboe Vest U.S. Equity Buffer ETF – August

FT Cboe Vest U.S. Equity Deep Buffer ETF – August

FT Cboe Vest U.S. Equity Buffer ETF – November

FT Cboe Vest U.S. Equity Deep Buffer ETF – November

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

FT Cboe Vest U.S. Equity Buffer ETF – February

FT Cboe Vest U.S. Equity Deep Buffer ETF – February

First Trust TCW Securitized Plus ETF

FT Cboe Vest U.S. Equity Buffer ETF – May

FT Cboe Vest U.S. Equity Deep Buffer ETF - May

First Trust Multi-Manager Large Growth ETF

FT Cboe Vest U.S. Equity Buffer ETF – June

FT Cboe Vest U.S. Equity Deep Buffer ETF – June

FT Cboe Vest U.S. Equity Buffer ETF – July

FT Cboe Vest U.S. Equity Deep Buffer ETF – July

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest U.S. Equity Buffer ETF – September

FT Cboe Vest U.S. Equity Deep Buffer ETF – September

FT Cboe Vest U.S. Equity Buffer ETF – October

FT Cboe Vest U.S. Equity Deep Buffer ETF – October

FT Cboe Vest Growth-100 Buffer ETF – December

FT Cboe International Equity Buffer ETF – December

FT Cboe Vest Nasdaq-100® Buffer ETF – December
(formerly, FT Cboe Vest Growth-100 Buffer ETF – December)

FT Cboe Vest U.S. Equity Deep Buffer ETF – December

FT Cboe Vest U.S. Equity Buffer ETF – January

FT Cboe Vest U.S. Equity Deep Buffer ETF – January

FT Cboe Vest Fund of Deep Buffer ETFs

First Trust TCW Emerging Markets Debt ETF

FT Cboe Vest Nasdaq-100® Buffer ETF – March
(formerly, FT Cboe Vest Growth-100 Buffer ETF – March)

FT Cboe Vest U.S. Equity Deep Buffer ETF – March

FT Cboe Vest Growth-100 Buffer ETF – March

FT Cboe International Equity Buffer ETF – March

Schedule I (Continued)

Funds of the Trust

FT Cboe Vest U.S. Equity Buffer ETF – April

FT Cboe Vest U.S. Equity Deep Buffer ETF – April

First Trust TCW ESG Premier Equity ETF

First Trust Innovation Leaders ETF

FT Cboe Vest Nasdaq-100® Buffer ETF – June
(formerly, FT Cboe Vest Growth-100 Buffer ETF – June)

FT Cboe Vest International Equity Buffer ETF – June

First Trust Expanded Technology ETF

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June

FT Cboe Vest Nasdaq-100® Buffer ETF – September

FT Cboe Vest International Equity Buffer ETF – September

First Trust SkyBridge Crypto Industry and Digital Economy ETF

First Trust Multi-Manager Small Cap Opportunities ETF

FT Cboe Vest Buffered Allocation Defensive ETF

FT Cboe Vest Buffered Allocation Growth ETF

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December